SASCO 2005-S4
Credit Risk Manager Report
August 2005

2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One: Executive Summary
Section Two: Prepayment Premium Analysis
Section Three: Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S4 Executive Summary August 2005

Transaction Summary

Closing Date: 07/29/2005
Servicer(s): Aurora Loan Services, National City Mortgage, Option One Mortgage Delinquency Reporting Method: OTS(1)

Collateral Summary
 		    Closing Date     7/31/2005(2)     7/31/2005 as a Percentage
							   of Closing Date
Collateral Balance  $188,039,213     $143,020,579	        76.06%

Loan Count	       4,941		3,714			75.17%

(1) OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
(2) These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.

Missing Mortgages

During the 8/25/2005 distribution cycle, Murrayhill did not receive servicer information for approximately 1,207 mortgages in this security. According to the Prospectus Supplement, a servicing transfer of this amount of loans was to take place between two servicers on August 1, 2005. Murrayhill contacted both servicers regarding the missing mortgages but was not able to obtain the servicing information prior to the distribution of this report. We will continue to follow-up with the servicers to ensure we receive this information for the 9/25/2005 distribution cycle.

Collateral Statistics

First Payment Defaults 			9		$452,624
Early Payment Defaults* 		41		$1,779,813
Multiple Loans to One Borrower 		87		$3,973,739

* A default that occurs on the second or third scheduled payment

Hurricane Katrina

Murrayhill identified 50 properties within this security which are located in areas that have been designated as disaster areas as a result of Hurricane Katrina. The total unpaid principal balances of these 50 loans is $1,283,099 and all but one of the loans were current as of the 7/31/2005 month end. Murrayhill will continue to monitor these loans to ensure the servicer follows its disaster relief policies. Below is a table detailing the one delinquent loan.

Loan 	  Property 	Delinquency Status 	Unpaid Principal Balance
Number	  Location	  as of 7/31/2005	   as of 7/31/2005

6645844	  Vicksburg, MS	      60-days		       $35,800

Prepayments

Remittance 		Beginning Collateral 	   Total 	 Percentage
   Date 		       Balance  	Prepayments	of Prepayment

 8/31/2005		     $187,683,857	 $2,203,575	    1.17%

2005 The Murrayhill Company. All Rights Reserved.

Prepayment Premium Analysis

During the 8/25/2005 remittance, Murrayhill received information for 18 loans that were paid-in-full. Of these 18 loans, four had active prepayment flags at the time of payoff. The servicers remitted prepayment premiums for all four loans, which amounted to $5,492 in prepayment penalty collections. The total amount of prepayment penalties remitted to the P Class was $10,133, a difference of $4,641. This difference can be attributed to the mortgages that Murrayhill did not receive servicer information for during the 8/25/2005 distribution cycle.

Loss Analysis

As of the 8/25/2005 remittance, no losses have passed through to the trust for this security.

2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-S4
Mortgage Data Through: July 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
		Trustee Remittance Date
Class		       25-Aug-05
P Class			$10,133

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.
		Trustee Remittance Date
Servicers	       25-Aug-05
Total			$5,492

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

  Amount remitted to P Class: 	$10,133
Amount remitted by Servicers: 	$5,792
		 Difference*:	$4,641

*Please see the Executive Summary for details regarding this difference

2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-S4
Mortgage Data Through: July 31, 2005

Trustee Remittance Date 					25-Aug-05
Loans with Active Prepayment Flags with Premiums Remitted (A) 	    4

Loans without Prepayment Flags with Premiums Remitted 		    0
Total Loans with Premiums Remitted (B) 				    4

Loans with Active Prepayment Flags (C) 				    4

Loans without Prepayment Flags with Premiums Remitted 		    0
Subtotal (D) 							    4

Premiums Remitted with Active Prepayment Flags (A/C) 		 100.00%

Total Loans with Premiums Remitted to the Subtotal (B/D) 	 100.00%

Total Paid-Off Loans (E) 					   18

Total Loans with Premiums Remitted to the Total
Paid-Off Loans (B/E ) 						  22.2%

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for SASCO 2005-S4
Mortgage Data Through: July 31, 2005

Servicer: 							Total
Total Paid-Off Loans with Flags 				  4
Less Exceptions:

     Loans with Expired Prepayment Clauses 			  0
     (as stated in the Note)*

     Loans that Contained a Clause Allowing Prepayment 		  0
     Premiums to be Waived at the Time of Liquidation*

     Loans that Liquidated from REO* 				  0

     Loans with Discrepancies between the Data File 		  0
     and the Note

     Defaulted Liquidated Loans that Could Not Have Collected 	  0
     Premiums because of the Acceleration of the Debt*

     Loans that were Liquidated Through Loss Mitigation 	  0
     Efforts*

Total Paid-Off Loans with Active Prepayment Flags (C) 		  4

Other Exceptions:
     Paid-Off Loans that Did Not have Premiums Remitted  	  0
     because ofState Statutes

     Paid-Off Loans with Active Prepayment Flags that Did Not 	  0
     Have Premiums Remitted

* These categories are mutually exclusive.

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S4
Mortgage Data Through: July 31, 2005

Loan    Delin-	Origi-	 PPP   Expir-     Pay-     Payoff   PPP     St-  %
of
Number 	quency	nation	 Flag  ation      off      Date     Remit-
ate  PPP to
	String	Date	        Date      Balance	       ted       Payoff

6646080   0    3/15/2005  2   3/15/2007  $48,876  7/30/2005 $2,043  CA    4%
6648283   0    3/10/2005  2   3/10/2007  $61,643  7/6/2005  $1,199  CA    2%
6648939   0    3/9/2005	  2   3/9/2005   $74,505  7/25/2005 $1,449  CA    2%
6648235   0    11/23/2004 2   11/23/2006 $41,115  7/25/2005 $801    FL    2%

2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S4 FICO Distribution by Status
Mortgage Data Through: July 31, 2005
FICO	Delinquency	Percentage
580	Current	0.066
580	Delinquent	0.22
580	Paid Off	0.056
590	Current	0.118
590	Delinquent	0.14
600	Current	0.132
600	Delinquent	0.3
600	Paid Off	0.056
610	Current	0.189
610	Delinquent	0.1
610	Paid Off	0.056
620	Current	0.196
620	Delinquent	0.12
620	Paid Off	0.278
630	Current	0.114
630	Delinquent	0.08
640	Current	0.052
640	Delinquent	0.04
650	Current	0.001
650	Paid Off	0.056
660	Current	0.001
670	Current	0.006
680	Current	0.011
690	Current	0.008
700	Current	0.011
700	Paid Off	0.056
710	Current	0.012
710	Paid Off	0.056
720	Current	0.011
730	Current	0.011
730	Paid Off	0.056
740	Current	0.012
740	Paid Off	0.056
750	Current	0.008
750	Paid Off	0.056
760	Current	0.008
760	Paid Off	0.056
770	Current	0.008
780	Current	0.006
780	Paid Off	0.111
790	Current	0.007
800	Current	0.004
810	Current	0.002
820	Current	0
890	Current	0

Status	# of Loans	Average	Std. Deviation
Current	3,664	622	61.65
Delinquent	50	601	16.132
Paid Off	18	638	172.833
Total:	3,732

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Loan-to-Value Distribution by Status
Mortgage Data Through: July 31, 2005
LTV	Delinquency	Percentage
0	Current	0.002
0	Paid Off	0.056
0.1	Current	0.075
0.1	Paid Off	0.278
0.2	Paid Off	0.611
0.2	Delinquent	1
0.2	Current	0.913
0.3	Paid Off	0.056
0.3	Current	0.01

Status	# of Loans	Average	Std. Deviation
Current	3,664	0.972	0.052
Delinquent	50	0.982	0.034
Paid Off	18	0.89	0.105
Total:	3,732

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Balance Distribution by Status
Mortgage Data Through: July 31, 2005
Balance	Delinquency	Percentage
10000	Current	0.035
10000	Delinquent	0.02
20000	Current	0.264
20000	Delinquent	0.22
30000	Current	0.294
30000	Delinquent	0.36
40000	Current	0.158
40000	Delinquent	0.1
50000	Current	0.084
50000	Delinquent	0.08
60000	Current	0.051
60000	Delinquent	0.06
70000	Current	0.04
80000	Current	0.019
80000	Delinquent	0.02
90000	Current	0.017
90000	Delinquent	0.04
100000	Current	0.013
100000	Delinquent	0.02
110000	Current	0.008
110000	Delinquent	0.02
120000	Current	0.008
130000	Current	0.003
140000	Current	0.003
140000	Delinquent	0.04
150000	Current	0.001
150000	Delinquent	0.02
160000	Current	0
170000	Current	0.001
190000	Current	0.001
210000	Current	0
270000	Current	0
400000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	3,664	38,424.71	24,141.02
Delinquent	50	44,648.76	33,246.23
Total:	3,714

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Mortgage Term Distribution by Status
Mortgage Data Through: July 31, 2005
Mortgage Term	Delinquency	Percentage
120	Current	0.003
180	Current	0.254
180	Delinquent	0.14
180	Paid Off	0.333
240	Paid Off	0.278
240	Delinquent	0.24
240	Current	0.275
360	Current	0.468
360	Delinquent	0.62
360	Paid Off	0.389

# of Loans	Other	120	180	240	360
3,732		0	12	943	1,023	1754

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Mortgage Purpose Distribution
Mortgage Data Through: July 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	444	9.0%	Cash-out refinance 	183	5.0%
Purchase	4,232	85.7%	Purchase	3,217	87.8%

Rate/term refinance 	265	5.4%	Rate/term refinance 	264	7.2%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	4,941	100%	Total	3,664	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	2	4.0%	Cash-out refinance 	1	5.6%
Purchase	48	96.0%	Purchase	17	94.4%

Rate/term refinance 	0	0.0%	Rate/term refinance 	0	0.0%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	50	100%	Total	18	100%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S4 Ownership Distribution by Status
Mortgage Data Through: July 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.13
Investment Home	Paid Off	0.5
Primary Home	Current	0.869
Primary Home	Delinquent	1
Primary Home	Paid Off	0.5
Second Home	Current	0.001

Title	# of Loans
Investment Home	484
Primary Home	3,244
Second Home	4
Total:	3,732

Copyright 2005, The Murrayhill Company. All rights reserved.